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                                                                    Exhibit 10.3



                            AMENDMENT TO AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT

             AMENDMENT dated as of the 22nd day of October, 1997 to AMENDED AND RESTATED EMPLOYMENT AGREEMENT dated as of November 4, 1993 by and between NORTON MCNAUGHTON OF SQUIRE, INC., a New York corporation (the "Company") and HOWARD GREENBERG (the "Employee").

                              W I T N E S S E T H:

             WHEREAS, the Employee and the Company have heretofore entered into an Amended and Restated Employment Agreement dated as of November 4, 1993 (the "Employment Agreement"); and

             WHEREAS, the parties desire to amend the Employment Agreement as hereinafter set forth.

             NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

             1. Section 1.2 of the Employment Agreement is hereby amended by deleting Section 1.2 in its entirety and substituting therefor a new Section 1.2 to read as follows:

             "The term of the Employee's employment under this Agreement (the "Term") shall commence on the date hereof and shall terminate on November 6, 1999, unless sooner terminated in accordance with this agreement."

             2. Section 2 of the Employment Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting therefor a new second sentence to read as follows:

             "The Employee shall perform, faithfully and diligently, such duties, and shall have such responsibilities, appropriate to such position, as shall be assigned to him from time to time by the Chief Executive Officer, President and Board of Directors of the Company."

             3. Section 3.1(a) of the Employment Agreement is hereby amended by deleting Section 3.1(a) in its entirety and substituting therefor a new Section
1.2 to read as follows:

             "During the Term, in consideration of the performance by the Employee of the services set forth in Section 2 and his observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at the rate of $320,000 per annum, payable in accordance with the standard payroll practices of the Company."

             4. Section 3.1(b) of the Employment Agreement is hereby amended by deleting Section 3.1(b) in its entirety.

             5. Section 6.5 of the Employment Agreement is hereby amended by deleting Section 6.5 in its entirety and substituting therefor a new Section 6.5 to read as follows:

             "Upon the termination of employment of the Employee by the Company in accordance with the terms hereof, the Employee shall be deemed hereby automatically to have resigned (effective on the date of such termination) all positions as an officer and director of the Company, of any and all of the Company's subsidiaries, and of the Company's corporate parent."


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                                                                    Exhibit 10.3

             6. The address for notices to the Employee set forth in Section 15 of the Employment Agreement is hereby amended to read as follows:

             "Howard Greenberg
             27 Whig Road
             Scarsdale, New York 10583"

             7. Section 21 of the Employment Agreement is hereby deleted in its entirety.

             8. Except as hereby amended, the Employment Agreement continues in full force and effect and is hereby ratified and affirmed.

                                      * * *

             IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                  NORTON MCNAUGHTON OF SQUIRE, INC.

                                  By:    /s/ Peter Boneparth
                                     --------------------------
                                     Title: President

                                        /s/ Howard Greenberg
                                     --------------------------
                                      Howard Greenberg